Business Combination (Tables)	12 Months Ended
Mar. 31, 2025
Business Combination [Abstract]
Schedule of Fair Value of the Identifiable Assets Acquired and Liabilities Assumed

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed on April 15, 2024, which represents the net Purchase Price Allocation (“PPA”) at acquisition date based on a valuation performed by an independent valuation firm engaged by the Company:

April 15, 2024
USD
Cash consideration	75,000,000
Non-controlling interests(i)	75,000,000
Total	150,000,000

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash and cash equivalents acquired	759,257
Other Receivables	10,796
Prepayment	829,162
Intangible assets:
Software	121,600
Patents	120,748,253
Internet hospital license	9,905,778
Other Payables	(12,662)
Contact liabilities	(1,801,197)
Tax Payable	(421)
Deferred tax liabilities	(32,663,508)
Goodwill (ii)	52,102,945
Total	150,000,000

(i)	Non-controlling interests represent the interests allocated to the minority shareholders of Tianjin Wangyi Cloud. Fair value of the non-controlling interests was estimated with reference to the purchase price per share as of the acquisition date.
(ii)	Goodwill represents the excess of the purchase price over the fair value of the identifiable assets acquired and liabilities assumed in the acquisition. Goodwill primarily represents the expected synergies from combining operations of Tianjin Wangyi Cloud with those of the Company.

Schedule of Movement of Goodwill

The movement of goodwill is set out as below:

USD
Balance as of March 31, 2024	—
Addition during the period	52,102,945
Impairment during the period	(41,366,680)
Foreign currency translation	97,470
Balance as of March 31, 2025	10,833,735